Exhibit 10.23
THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).
THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT AND, AS SUCH, THEY MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR EXERCISED (AS APPLICABLE) IN THE ABSENCE OF SUCH REGISTRATION IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT. THE HOLDER OF THE SUCH SECURITIES AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.
MAGNACHIP SEMICONDUCTOR LLC
RESTRICTED UNIT AGREEMENT
[Non-US Participants]
     MagnaChip Semiconductor LLC has granted to the Participant named in the Notice of Grant of Restricted Units (the “Grant Notice”) to which this Restricted Unit Agreement (the “Agreement”) is attached an Award consisting of Units subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms and conditions of the MagnaChip Semiconductor LLC 2009 Common Unit Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this Agreement, the Plan and the Operating Agreement, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement, the Plan and the Operating, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under such documents.
     1. Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

     2. Certain Conditions of the Award.
          2.1 Compliance with Local Law. The Participant agrees that the Participant will not acquire Units pursuant to the Award or transfer, assign, sell or otherwise deal with such Units except in compliance with Local Law.
          2.2 Employment Conditions. In accepting the Award, the Participant acknowledges that:
               (a) Any notice period mandated under Local Law shall not be treated as Service for the purpose of determining the vesting of the Award. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
               (b) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.
               (c) The grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past.
               (d) All decisions with respect to future grants of Awards, if any, will be at the sole discretion of the Company.
               (e) The Participant’s participation in the Plan shall not create a right to further Service with any Participating Company and shall not interfere with the ability of any Participating Company to terminate the Participant’s Service at any time, with or without cause.
               (f) The Participant is voluntarily participating in the Plan.
               (g) The Award is an extraordinary item that does not constitute compensation of any kind for Service of any kind rendered to any Participating Company, and which is outside the scope of the Participant’s employment contract, if any.
               (h) The Award is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (i) In the event that the Participant is not an employee of the Company, the grant of the Award will not be interpreted to form an employment contract or relationship with the Company; and furthermore the grant of the Award will not be interpreted to form an employment contract with any other Participating Company.
               (j) The future value of the Units is unknown and cannot be predicted with certainty. If the Units do not increase in value, the Award will have no value.
               (k) No claim or entitlement to compensation or damages arises from termination of the Award or diminution in value of the Units resulting from termination of the Participant’s Service (for any reason whether or not in breach of Local Law) and the

Participant irrevocably releases the Company and each other Participating Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.
          2.3 Data Privacy Consent.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this document by and among the members of the Participating Company Group for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that the Participating Company Group holds certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any securities or directorships held in the Company, details of all Awards or any other entitlement to securities awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any securities acquired pursuant to the Award. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the Participant’s local human resources representative.
          2.4 Acknowledgements, Representations and Warranties of the Participant.
               (a) The Participant acknowledges, understands and agrees that:
                    (i) The Units acquired pursuant to the Award have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as defined in subsection (c) below), except in accordance with the provisions of Regulation S of the Securities Act (“Regulation S”), pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;
                    (ii) In issuing the Units to the Participant, the Company is relying upon the “safe harbor” provided by Regulation S;
                    (iii) It is a condition to the availability of the Regulation S “safe harbor” that the Units not be offered or sold in the United States or to a U.S. person until the expiration of a period of one year (or six months if the Company is a “reporting issuer” (as defined in Regulation S)) following the purchase of the Units (the “Distribution Compliance Period”);
                    (iv) Until the expiration of the Distribution Compliance Period:
                         a) The Participant will not solicit offers to buy, offer for sale or sell any of the Units or any beneficial interest therein in the United States or to or for the account of a U.S. Person;
                         b) Notwithstanding the foregoing, prior the expiration of the Distribution Compliance Period, the Units may be offered and sold only if: (A) the Units are offered and sold pursuant to an effective registration statement or pursuant to an exemption from the registration requirements of the Securities Act if the offer or sale is within the United States or for the account of a U.S. person (as such terms are defined in Regulation S); or (B) the offer and sale is outside the United States and to other than a U.S. person;
                         c) The foregoing restrictions are binding upon subsequent transferees of the Units, except for transferees pursuant to an effective registration statement;
                    (v) After the Distribution Compliance Period, the Units may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws;
                    (vi) The Participant will not engage in hedging transactions with regard to the Units unless in compliance with the Securities Act;
                    (vii) The Participant will notify any purchaser of the Units of the restrictions relating to the Units noted herein.
                    (viii) The Company will make a notation in its stock books regarding the restrictions on transfer set forth in this Section, will transfer Units on the books of the Company only to the extent consistent herewith, and will refuse to register any transfer of the Units not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; and

                    (ix) The Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and the Participant agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Participant shall promptly notify the Company.
               (b) The Participant represents and warrants to the Company that:
                    (i) The Participant is not a U.S. Person and the Participant is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person;
                    (ii) The Participant is outside the United States when receiving and executing this Agreement and is acquiring the Units for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribution either directly or indirectly any of the Units in the United States or to U.S. Persons;
                    (iii) The Participant has not engaged, nor is the Participant aware that any party has engaged, and the Participant will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Units;
                    (iv) The Participant is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act); and
                    (v) The Participant has the full power and authority to deliver these representations in connection with the Participant’s acquisition of the Units.
               (c) For purposes of this Agreement, “U.S. Person” means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if (A) organized or incorporated under the laws of any non-U.S. jurisdiction and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined below) who are not natural persons, estates or trusts.
               (d) The Participant acknowledges that these representations and warranties may be translated into one or more languages other than English. In case of any inconsistency between the English version of these representations and warranties and a version in any other language, the English version shall prevail. In the event that the Participant executes and delivers a non-English version of these representations and warranties, such execution and delivery will also be deemed to be execution and delivery of the English version of these representations and warranties.

               (e) The Participant represents and warrants that the above acknowledgements, representations and agreements are true and accurate as of the date hereof. The Participant also agrees to inform the Company should any of the information contained in these representations and warranties cease to be true and/or accurate. The Participant acknowledges that in the event the Participant does not inform the Company of any change to the information contained in these representations and warranties, the Company and its respective professional advisers will be entitled to continue to rely on the truth and accuracy of the foregoing representations and warranties.
     3. Tax Matters.
          3.1 Tax Withholding. Regardless of any action taken by the Company or any other Participating Company with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (the “Tax Obligations”), the Participant acknowledges that the ultimate liability for all Tax Obligations legally due by the Participant is and remains the Participant’s responsibility and that the Company (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Award, including the grant or vesting of the Award, the subsequent sale of Units acquired pursuant to the Award, or the receipt of any dividends and (b) does not commit to structure the terms of the grant or any other aspect of the Award to reduce or eliminate the Participant’s liability for Tax Obligations. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company and any other Participating Company. In this regard, the Participant hereby authorizes withholding of all applicable Tax Obligations from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for withholding of all applicable Tax Obligations, if any, by each Participating Company which arise in connection with the Award. Alternatively, or in addition, if permissible under applicable law, including Local Law, the Company or any other Participating Company may (i) sell or arrange for the sale of securities acquired by the Participant to satisfy the Tax Obligations, and/or (ii) withhold in Units, provided that only the amount of Units necessary to satisfy the minimum withholding amount required by applicable law, including Local Law, is withheld. Finally, the Participant shall pay to the Company or any other Participating Company any amount of the Tax Obligations that any such company may be required to withhold as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company shall have no obligation to deliver Units until the Tax Obligations as described in this Section have been satisfied by the Participant.
          3.2 Valuation of the Units. The Units have been valued by the Company, and the Company believes this valuation represents a fair attempt at reaching an accurate appraisal of their worth. The Participant understands, however, that the Company can give no assurances that such valuation is in fact the fair market value of the Units and that it is possible that with the benefit of hindsight, the applicable tax authorities would successfully assert that the value of the Units on any relevant date is greater than so determined.
     4. Administration.
          All questions of interpretation concerning the Grant Notice, this Agreement and the Plan, the Operating Agreement, and any other form of agreement or other document employed by the Board or the Company in the administration of the Plan or the Award shall be determined by the Board. All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Award. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has actual authority with respect to such matter, right, obligation, or election.
     5. The Award.
          5.1 Grant and Issuance of Units. On the Date of Grant, the Participant shall acquire and the Company shall issue, subject to the provisions of this Agreement, a number of Units equal to the Total Number of Units. As a condition to the issuance of the Units, the Participant shall execute and deliver the Grant Notice to the Company, accompanied by (a) an Assignment Separate from Certificate duly endorsed (with date and number of Units blank) in the form provided by the Company and (b) such executed documents, if any, as may be required pursuant to Section 5.2.
          5.2 Issuance of Units Subject to Operating Agreement. If required by the Board, the Participant shall not be entitled to acquire any Units pursuant to the Award and to be admitted as a member of the Company thereby unless and until the Participant has executed and delivered to the Company a written undertaking in a form acceptable to the Board to be bound by the terms and conditions of the Operating Agreement and/or any lock-up or other documents the Board reasonably determines to be necessary or appropriate in connection with the issuance of such Units.
          5.3 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than to satisfy applicable tax withholding, if any, with respect to the issuance or vesting of the Units) as a condition to receiving the Units, the consideration for which shall be past services actually rendered or future services to be rendered to a Participating Company or for its benefit.
          5.4 Beneficial Ownership of Units; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit the Units with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form during the term of the Escrow pursuant to Section 9. Furthermore, the Participant hereby authorizes the Company, in its sole discretion, to deposit, following the term of such Escrow, for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all Units which are no longer subject to such Escrow. Except as provided by the foregoing, the Units shall be registered in book entry form with the Company or its transfer agent or shall be in certificate form, in either case registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
          5.5 Issuance of Units in Compliance with Law. The issuance of Units shall be subject to compliance with all applicable requirements of United States federal or state law or Local Law with respect to such securities. No Units shall be issued hereunder if their issuance would constitute a violation of any applicable federal, state or foreign securities laws, including Local Law, or other law or regulations or the requirements of any stock exchange or market system upon which the Units may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Units shall relieve the Company of any liability in respect of the failure to issue such Units as to which such requisite authority shall not have been obtained. As a condition to the issuance of the Units, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
     6. Vesting of Units.
          6.1 Normal Vesting. Units acquired pursuant to this Agreement shall become Vested Units as provided in the Grant Notice. For purposes of determining the number of Vested Units following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
          6.2 Acceleration of Vesting Upon a Change in Control. In the event of a Change in Control, the vesting of the Units shall be accelerated in full, and the Total Number of Units shall be deemed Vested Units effective as of the consummation of the Change in Control, provided that the Participant’s Service has not terminated prior to such date.
     7. Company Reacquisition Right.
          7.1 Grant of Company Reacquisition Right. In the event that (a) the Participant’s Service terminates for any reason or no reason, with or without cause, or, (b) the Participant, the Participant’s legal representative, or other holder of the Units, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event), including, without limitation, any transfer to a nominee or agent of the Participant, any Units which are not Vested Units (“Unvested Units”), the Participant shall forfeit and the Company shall automatically reacquire the Unvested Units, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).
          7.2 Ownership Change Event, Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the Unit holders of the Company paid in Units or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 12, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units shall be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.

     8. Right of First Refusal.
          8.1 Grant of Right of First Refusal. Except as provided in Section 8.7 and Section 16 below, in the event the Participant, the Participant’s legal representative, or other holder of Units subject to the Award proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Units (the “Transfer Units”) to any person or entity, including, without limitation, any Unit holder of a Participating Company, the Company shall have the right to repurchase the Transfer Units under the terms and subject to the conditions set forth in this Section (the “Right of First Refusal”).
          8.2 Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Units, the Participant shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Units, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Units, as determined by the Board in good faith. If the Participant proposes to transfer any Transfer Units to more than one Proposed Transferee, the Participant shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding commitment of the Participant and the Proposed Transferee for the transfer of the Transfer Units to the Proposed Transferee subject only to the Right of First Refusal.
          8.3 Bona Fide Transfer. If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Participant written notice of the Participant’s failure to comply with the procedure described in this Section 8, and the Participant shall have no right to transfer the Transfer Units without first complying with the procedure described in this Section 8. The Participant shall not be permitted to transfer the Transfer Units if the proposed transfer is not bona fide.
          8.4 Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Units (except as the Company and the Participant otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Transfer Units to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Units other than in cash, the Company shall have the option of paying for the Transfer Units by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Participant to any Participating Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Units from the Participant shall terminate no sooner than the later of (a) the date eight (8) months following the date on which the Participant acquired the Transfer Units or (b) the date thirty (30) days after the date that exercise of the Right of First Refusal and payment for the Transfer Units would no longer be prevented by the provisions of any law, regulation or agreement that would prohibit the redemption by the Company of the Transfer Units..
          8.5 Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Participant otherwise agree) within the period specified in Section 8.4 above, the Participant may conclude a transfer to the Proposed Transferee of the Transfer Units on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice or, if applicable, following the end of the period described in the last sentence of Section 8.4. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Units was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Units shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section.
          8.6 Transferees of Transfer Units. All transferees of the Transfer Units or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Units or interest therein subject to all of the terms and conditions of this Agreement, including this Section providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any Units shall be void unless the provisions of this Section are met.
          8.7 Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the Units if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of securities of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 8.9 result in a termination of the Right of First Refusal.
          8.8 Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.
          8.9 Early Termination of Right of First Refusal. The other provisions of this Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon the existence of a public market for the class of securities subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such securities listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such securities are traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.
     9. Vested Unit Repurchase Option.
          9.1 Grant of Vested Unit Repurchase Option. Except as provided in Section 9.4 below, in the event of the occurrence of any Repurchase Event, as defined below, the Company shall have the right to repurchase the Vested Units acquired by the Participant pursuant to the Award (the “Repurchase Units”) under the terms and subject to the conditions set forth in this Section (the “Vested Unit Repurchase Option”). Each of the following events shall constitute a “Repurchase Event”:
               (a) Termination of the Participant’s Service for any reason or no reason, with or without cause, including death or Disability. The Repurchase Period, as defined below, shall commence on the date of termination of the Participant’s Service.
               (b) The Participant, the Participant’s legal representative, or other holder of Vested Units acquired pursuant to the Award attempts to sell, exchange, transfer, pledge, or otherwise dispose of any Repurchase Units without complying with the provisions of Section 8. The Repurchase Period, as defined below, shall commence on the date the Company receives actual notice of such attempted sale, exchange, transfer, pledge or other disposition.
               (c) The receivership, bankruptcy or other creditor’s proceeding regarding the Participant or the taking of any of the Participant’s Vested Units by legal process, such as a levy of execution. The Repurchase Period, as defined below, shall commence on the date the Company receives actual notice of the commencement of pendency of the receivership, bankruptcy or other creditor’s proceeding or the date of such taking, as the case may be. The Fair Market Value of the Repurchase Units shall be determined as of the last day of the month preceding the month in which the proceeding involved commenced or the taking occurred.
          9.2 Exercise of Vested Unit Repurchase Option. The Company may exercise the Vested Unit Repurchase Option by written notice to the Participant, the Participant’s legal representative, or other holder of the Repurchase Units, as the case may be, during the Repurchase Period. The “Repurchase Period” shall be the period commencing at the time set forth in Section 9.1 above and ending on the later of (a) the date ninety (90) days after the commencement of the Repurchase Period or (b) the date nine (9) months after the Units acquired pursuant to the Award have become Vested Units; provided, however, that if the redemption by the Company of the Repurchase Units during any portion of the Repurchase Period would violate the provisions of any law, regulation or agreement, the Vested Unit Repurchase Option shall remain exercisable until the later of the (the “Extended Repurchase Period”) (a) thirty (30) days after the date such exercise would no longer be prevented by such provisions or (b) the end of the Repurchase Period. If the Company fails to give notice during the Repurchase Period or the Extended Repurchase Period, as applicable, the Vested Unit Repurchase Option shall terminate (unless the Company and the Participant have extended the time for the exercise of the Vested Unit Repurchase Option) unless and until there is a subsequent Repurchase Event. Notwithstanding a termination of the Vested Unit Repurchase Option, the remaining provisions of this Agreement shall remain in full force and effect, including, without limitation, the Right of First Refusal set forth in Section 8. If there is a subsequent Repurchase Event, the Vested Unit Repurchase Option shall again become exercisable as provided in this Section 9. The Vested Unit Repurchase Option must be exercised, if at all, for all of the Repurchase Units, except as the Company and the Participant otherwise agree.
          9.3 Payment for Repurchase Units. The repurchase price per Unit being repurchased by the Company pursuant to the Vested Unit Repurchase Option shall be an amount equal to the Fair Market Value of the Units determined as of the date of the Repurchase Event (except as otherwise provided in Section 9.1(c)) by the Board in good faith; provided, however, that if the Repurchase Event is the termination of the Participant’s Service for Cause, the repurchase price per Unit shall be the lesser of such Fair Market Value or the purchase price, if any, paid by the Participant to acquire such Unit. Payment by the Company to the Participant shall be made in cash on or before the last day of the Repurchase Period. For purposes of the foregoing, cancellation of any indebtedness of the Participant to any Participating Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled.
          9.4 Transfers Not Subject to Vested Unit Repurchase Option. The Vested Unit Repurchase Option shall not apply to any transfer or exchange of Vested Units if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of securities of a Participating Company, such consideration will remain subject to the Vested Unit Repurchase Option unless the provisions of Section 9.6 result in a termination of the Vested Unit Repurchase Option.
          9.5 Assignment of Vested Unit Repurchase Option. The Company shall have the right to assign the Vested Unit Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.
          9.6 Early Termination of Vested Unit Repurchase Option. The other provisions of this Agreement notwithstanding, the Vested Unit Repurchase Option shall terminate and be of no further force and effect upon the existence of a public market, as defined in Section 8.9, for the class of securities subject to the Vested Unit Repurchase Option.
     10. Escrow.
          10.1 Appointment of Agent. To ensure that Units subject to the Company Reacquisition Right will be available for reacquisition, the Participant and the Company hereby appoint the Secretary of the Company, or any other person designated by the Company, as their agent and as attorney-in-fact for the Participant (the “Agent”) to hold any and all Unvested Units and to sell, assign and transfer to the Company any such Unvested Units reacquired by the Company pursuant to the Company Reacquisition Right. The Participant understands that appointment of the Agent is a material inducement to make this Agreement and that such appointment is coupled with an interest and is irrevocable. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Participant while acting in good faith and in the exercise of the Agent’s own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent’s own attorneys shall be conclusive evidence of such good faith. The Agent may rely upon any letter, notice or other document executed by any signature purporting to be genuine and may resign at any time.
          10.2 Establishment of Escrow. The Participant authorizes the Company to deposit the Unvested Units with the Company’s transfer agent to be held in book entry form, as provided by Section 5.4, and the Participant agrees to deliver to and deposit with the Agent each certificate, if any, evidencing the Units and an Assignment Separate from Certificate with respect to such book entry Units and each such certificate duly endorsed (with date and number of Units blank) in the form attached to this Agreement, to be held by the Agent under the terms and conditions of this Section (the “Escrow”). Upon the occurrence of an Ownership Change Event, a dividend or distribution to the Unit holders of the Company paid in Units or other property, or any other adjustment upon a change in the capital structure of the Company, as described in Section 12, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of his or her ownership of the Units that remain, following such Ownership Change Event, dividend, distribution or change described in Section 12, subject to the Company Reacquisition Right shall be immediately subject to the Escrow to the same extent as the Units immediately before such event. The Company shall bear the expenses of the Escrow.
          10.3 Delivery of Units to Participant. The Escrow shall continue with respect to any Units for so long as such Units remain subject to the Company Reacquisition Right. Upon termination of the Company Reacquisition Right with respect to Units, the Company shall so notify the Agent and direct the Agent to deliver such number of Units to the Participant. As soon as practicable after receipt of such notice, the Agent shall cause the Units specified by such notice to be delivered to the Participant, and the Escrow shall terminate with respect to such Units.
          10.4 Notices and Payments. In the event the Units and any other property held in escrow are subject to the Company’s exercise of the Company Reacquisition Right, the Right of First Refusal or the Vested Unit Repurchase Option, the notices required to be given to the Participant shall be given to the Agent, and any payment required to be given to the Participant shall be given to the Agent. Within thirty (30) days after payment by the Company, the Agent shall deliver the Units and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Participant.
     11. Effect of Change in Control.
          In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under the Award or substitute for the Award a substantially equivalent award for the Acquiror’s securities. For purposes of this Section, the Award shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, for each Unit subject to the Award immediately prior to the Change in Control, the consideration (whether units, stock, cash, other securities or property or a combination thereof) to which a holder of a Unit on the effective date of the Change in Control was entitled. Notwithstanding the foregoing, Units acquired pursuant to the Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Units shall continue to be subject to all applicable provisions of this Agreement except as otherwise provided herein.
     12. Adjustments for Changes in Capital Structure.
          Subject to any required action by the members of the Company, in the event of any change in the Units effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, Unit dividend, split, reverse split, split-up, split-off, spin-off, combination of Units, exchange of Units, Solvent Reorganization (as defined by the Operating Agreement) or similar change in the capital structure of the Company, adjustments shall be made as the Board determines appropriate in order to prevent dilution or enlargement of the Participant’s rights under the Award, including, without limitation, (i) adjusting the number and/or kind of Units subject to the Award; (ii) adjusting the Vesting Conditions, and/or (iii) providing for substitute awards, accelerating vesting, and/or effecting the lapse of restrictions; provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), the Board shall make an equitable or proportionate adjustment to the Option to reflect such equity restructuring. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property to which Participant is entitled by reason of ownership of Units acquired pursuant to the Award will be immediately subject to the provisions of the Award on the same basis as all Units originally acquired hereunder. Any fractional Unit resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.
     13. Rights as a Member, Manager, Employee or Consultant.
          The Participant shall have no rights as a member with respect to any Units subject to the Award until the date of the issuance of the Units (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the Units are issued, except as provided in Section 12. Subject to the provisions of this Agreement, the Participant shall exercise all rights and privileges of a member of the Company with respect to Units deposited in the Escrow pursuant to Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service, as the case may be, at any time.
     14. Legends.
          If the Units are at any time evidenced by certificates, the Company may at any time place legends referencing the Company Reacquisition Right, Right of First Refusal, the Vested Unit Repurchase Option and any applicable federal, state or foreign securities law, including Local Law, restrictions on all certificates representing Units. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing securities acquired pursuant to the Award in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
          14.1 “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND, AS SUCH, THEY MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”
          14.2 “THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE OPTIONS IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”
     15. Lock-Up Agreement.
          The Participant hereby agrees that in the event of any underwritten public offering of securities, including an initial public offering of securities, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any securities of the Company or any rights to acquire securities of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering; provided, further, however, that such one hundred eighty (180) day period may be extended for an additional period, not to exceed twenty (20) days, upon the request of the Company or the underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f0(4), or any successor provisions or amendments thereto. The foregoing limitation shall not apply to securities registered in the public offering under the Securities Act. The Participant hereby agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within a reasonable timeframe if so requested by the Company.

     16. Transfers in Violation of Agreement.
          No Units may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement or the Operating Agreement and, except pursuant to an Ownership Change Event, until the date on which such Units become Vested Units, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Units which will have been transferred in violation of any of the provisions set forth in this Agreement or the Operating Agreement or (b) to treat as owner of such Units or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Units will have been so transferred. In order to enforce its rights under this Section, the Company shall be authorized to give a stop transfer instruction with respect to the Units to the Company’s transfer agent.
     17. Miscellaneous Provisions.
          17.1 Termination or Amendment. The Board may terminate or amend the Plan or this Agreement at any time; provided, however, that no such termination or amendment may have a materially adverse effect on the Participant’s rights under this Agreement without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.
          17.2 Nontransferability of the Award. The right to acquire Units pursuant to the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
          17.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
          17.4 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
          17.5 Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

               (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Operating Agreement and any reports of the Company provided generally to the Company’s Unit holders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
               (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 17.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and notices in connection with the Escrow, as described in Section 17.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 17.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 17.5(a).
          17.6 Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Operating Agreement and any employment, service or other agreement between the Participant and a Participating Company referring to the Award, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement, the Plan and the Operating Agreement shall survive any settlement of the Award and shall remain in full force and effect.
          17.7 Applicable Law. The Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties as evidenced by this Option Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of the County of Santa Clara, California, or the federal courts of the United States for the Northern District of California, and no other courts, where this Option Agreement is made and/or performed.

          17.8 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto                                                    (                    ) Units of MagnaChip Semiconductor LLC standing in the undersigned’s name on the books of said corporation and does hereby irrevocably constitute and appoint                                 Attorney to transfer the said Units on the books of said corporation with full power of substitution in the premises.
Dated:

Signature
Print Name

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Company Reacquisition Right set forth in the Restricted Unit Agreement without requiring additional signatures on the part of the Participant.